Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 10	☒

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 340-7215

NAME AND ADDRESS OF AGENT FOR SERVICE

James M. Odland

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) (1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

Thrivent Financial for Lutherans®

Prospectuses Single Premium Immediate Variable Annuity

May 1, 2006

Thrivent Variable Annuity Account II

Thrivent Series Fund, Inc.

THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836

This Prospectus describes the single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”. “us”, or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management, LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and
T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management & Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated May 1, 2006. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 32 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

3

4

FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you purchase the Contract.

Contract Owner Transaction Expenses:
Sales Charge Imposed on Premium Payment	NONE
Transfer Fee (after 12 free transfers)	$25[1]
Maximum Indirect Surrender Charge	9%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Subaccount Expenses
(as a percentage of average net assets of each Subaccount)
Mortality and Expense Risk Charges	1.25%
Total Annual Subaccount Expenses	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios of the Fund is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[3]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.35%	1.50%

5

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

♦	If you select a life income payment option with a 10-year guaranteed payment period and do not surrender your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$160	$274	$476	$804	$786	$1,314	$1,533	$2,490

♦	If you select a 10-year fixed period income payment option and do not surrender your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$148	$252	$400	$677	$592	$991	$772	$1,277

♦	If you select a life income payment option with a 10-year guaranteed payment period and you surrender your Contract at the end of the applicable period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$218	$331	$512	$839	$804	$1,331	$1,533	$2,490

♦	If you select a 10-year fixed period income payment option and you surrender your Contract at the end of the applicable period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$314	$417	$502	$775	$643	$1,039	$772	$1,277

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers from the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you withdraw from or surrender the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.24%. The reimbursements may be discontinued at any time.

6

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5000. In order to purchase a Contract, you must submit an application to us through one of our financial associates who is also a registered representative of Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Thrivent Money Market Subaccount during the Free Look Period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59 1/2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per year. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

7

SUMMARY

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If received under a payment option, they are taxed only after the remaining investment in the contract has been recovered.

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix B.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We issue the Contracts. We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a Variable Account of ours, which was established in 1999. The Variable Account meets the definition of a “Variable Account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

8

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

9

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

10

INVESTMENT OPTIONS

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio. To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

11

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectuses for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

12

INVESTMENT OPTIONS

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s sub-subadviser.

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

13

THE CONTRACT

Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer Contracts to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a tax-sheltered annuity (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

You may purchase a Contract by completing and submitting an application. The Annuitant must be younger than 100 years as of the Issue Date. Some states may have additional limitations.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Certain provisions of the Contracts may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different Subaccounts.

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. On each day that the New York Stock Exchange is open for business, we determine the annuity unit value (AUV) of each Subaccount at the end of each business day at 4:00 p.m. Eastern Time. We will not purchase or redeem any annuity units on any days that Thrivent Financial is not open for business.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount

14

THE CONTRACT

investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Telephone Transactions

If we receive a signed Telephone Transaction Authorization (found on the Contract application and on the Variable Products Service Request Form), you may make bank changes, withholding changes, withdrawals and transfers pursuant to your telephone instructions (telephone request). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures. The phone number for telephone transactions is (800) THRIVENT or (920) 734-5721 locally. We reserve the right to suspend or limit telephone transactions.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

15

THE CONTRACT

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignments of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

16

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from revocable Contracts result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee. If you do not tell us which financial institution and account you would like your Annuity Payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

We make Annuity Payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the Annuitant’s life expectancy. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

17

ANNUITY PAYMENTS

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. Unless an entity is the owner, the Annuitants also own the Contract as joint owners. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

18

ANNUITY PAYMENTS

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

19

ANNUITY PAYMENTS

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦	You may make up to twelve transfers in each Contract Year.

♦	You may not transfer from the Fixed Account.

TRANSFERS AMONG SUBACCOUNTS

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive

20

TRANSFERS AMONG SUBACCOUNTS

trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.

We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Surrenders and Withdrawals

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on the approved Thrivent Financial form to our Service Center.

To make a withdrawal you may submit the Thrivent Financial approved form, or if you have authorized telephone transactions, you may phone in your request. Authorized telephone requests may not be made for more than $50,000.

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

21

SURRENDERS AND WITHDRAWALS

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1000 at one time. If you make a telephone request for a withdrawal, we are required to withhold 10% for federal income taxes. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial Surrender form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

You should consult your tax adviser regarding the tax consequences of a withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Status for more details.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of

22

DEATH OF THE OWNER AND/OR ANNUITANT

continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will pay the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contracts.

23

CONTRACT FEES AND CHARGES

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contracts.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider,

24

GENERAL INFORMATION ABOUT THE CONTRACTS

in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center.

25

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Treatment as an Annuity

Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the Contract Owner is an individual, an individual is treated as the Contract Owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, with the result that the Contract Owner may be subject to income tax treatment that is more adverse than described below. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract

26

FEDERAL TAX STATUS

owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate the single premium payment and to reallocate annuity unit values than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.

Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the “investment in the contract” allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For these purposes, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected. Also, the investment in the

27

FEDERAL TAX STATUS

contract at any time equals the single premium paid for the Contract less any amounts received from the Contract up to that time which were excludable from income.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the commuted value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.

Tax Treatment Guaranteed Payments After Annuitant’s Death

Where a guaranteed payment period exists under the annuity income option selected and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the commuted value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time a deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any withdrawal or surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

28

FEDERAL TAX STATUS

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for annuity income payments, withdrawals, and surrenders under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. A Roth IRA may not accept rollover contributions from other Qualified Plans.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial

29

FEDERAL TAX STATUS

hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly transferred to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals and surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive

30

VOTING RIGHTS

Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us. The Contracts are sold through our representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where we are authorized to sell variable annuities.

Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

31

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

How To Obtain the INDIVIDUAL SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT Statement of Additional Information Send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent INDIVIDUAL SINGLE IMMEDIATE PREMIUM VARIABLE ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT II.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

32

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX A—DEFINITIONS

Annuitant: The person on whose life or life expectancy the Contract is based.

Annuity Payment: One of a series of periodic distributions.

Annuity Payment Date: The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period: The period during which Annuity Payments are made.

Contract: The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary: The same date in each year as the Issue Date.

Contract Year: A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code: The Internal Revenue Code of 1986, as amended.

Fixed Account: Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds: Thrivent Series Fund, Inc.

Issue Date: The effective date of the Contract, generally the date on which we apply your premium.

Medallion Signature Guarantee: A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Qualified Plan: A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center: The Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-001. The toll-free telephone number is (800) THRIVENT, (1-800-847-4836), locally (920) 734-5721.

Subaccount: A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request: A written request or notice signed by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

34

APPENDIX B—CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of annuity unit values and numbers of annuity units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. You should read this information along with the Variable Account, Thrivent Financial’s financial statements and notes which are included in the SAI.

Thrivent Aggressive Allocation Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.35	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Number of Annuity Units Outstanding at end of period	19,350	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Thrivent Moderately Aggressive Allocation Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.12	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Number of Annuity Units Outstanding at end of period	179,857	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Thrivent Moderate Allocation Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.91	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Number of Annuity Units Outstanding at end of period	285,561	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Thrivent Moderately Conservative Allocation Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.65	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Number of Annuity Units Outstanding at end of period	138,027	N/A/	N/A/	N/A/	N/A/	N/A	N/A
Thrivent Technology Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$7.27	$7.02	$4.68	$8.16	$10.00	N/A	N/A
End of period	$7.45	$7.27	$7.02	$4.68	$ 8.16	N/A	N/A
Number of Annuity Units Outstanding at end of period	53,764	52,565	33,347	26,771	16,532	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.31	$10.29	$ 7.24	$10.00	N/A	N/A	N/A
End of period	$11.61	$11.31	$10.29	$ 7.24	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	31,967	21,011	9,070	1,360	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$16.95	$14.04	$10.00	N/A	N/A	N/A	N/A
End of period	$17.55	$16.95	$14.04	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	47,627	35,480	9,892	N/A	N/A	N/A	N/A

35

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Small Cap Stock Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$14.06	$11.78	$ 8.51	$10.83	$10.00	N/A	N/A
End of period	$15.11	$14.06	$11.78	$ 8.51	$10.83	N/A	N/A
Number of Annuity Units Outstanding at end of period	124,800	108,623	105,243	86,592	61,341	N/A	N/A
Thrivent Small Cap Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34	$16.10
End of period	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34
Number of Annuity Units Outstanding at end of period	172,198	178,711	184,093	197,257	223,586	201,859	36,036
Thrivent Mid Cap Growth Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.39	$10.36	$ 7.72	$10.00	N/A	N/A	N/A
End of period	$12.52	$11.39	$10.36	$ 7.72	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	155,159	123,210	39,786	4,709	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount II3
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.64	$ 9.26	$6.82	$10.00	N/A	N/A	N/A
End of period	$11.69	$10.64	$9.26	$ 6.82	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	21,841	15,787	11,590	665	N/A	N/A	N/A
Thrivent Partner Mid Cap Value Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.00	N/A/	N/A/	N/A/	N/A	N/A	N/A
End of period	$11.45	N/A/	N/A/	N/A/	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	2,843	N/A/	N/A/	N/A/	N/A	N/A	N/A
Thrivent Mid Cap Stock Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.27	$ 9.74	$7.46	$8.93	$10.00	N/A	N/A
End of period	$12.96	$11.27	$9.74	$7.46	$ 8.93	N/A	N/A
Number of Annuity Units Outstanding at end of period	124,759	99,816	84,106	83,036	64,568	N/A	N/A
Thrivent Mid Cap Index Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.97	$11.35	$ 8.53	$10.11	$10.00	N/A	N/A
End of period	$14.39	$12.97	$11.35	$ 8.53	$10.11	N/A	N/A
Number of Annuity Units Outstanding at end of period	118,541	104,923	72,368	37,557	16,752	N/A	N/A
Thrivent Partner International Stock Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$14.92	$13.06	$10.00	N/A	N/A	N/A	N/A
End of period	$16.75	$14.92	$13.06	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	241,199	202,191	12,973	N/A	N/A	N/A	N/A

36

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Partner All Cap Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$8.95	$7.97	$6.54	$10.00	N/A	N/A	N/A
End of period	$10.46	$8.95	$7.97	$ 6.54	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	44,203	32,398	18,175	180	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.78	$10.13	$ 7.86	$10.00	N/A	N/A	N/A
End of period	$11.39	$10.78	$10.13	$ 7.86	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	440,684	332,287	91,328	263	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount II3
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.22	$ 9.62	$7.94	$10.00	N/A	N/A	N/A
End of period	$10.81	$10.22	$9.62	$ 7.94	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	9,871	9,029	3,022	95	N/A	N/A	N/A
Thrivent Partner Growth Stock Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.55	$10.64	$ 8.22	$10.00	N/A	N/A	N/A
End of period	$12.13	$11.55	$10.64	$ 8.22	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	35,288	26,846	8,041	424	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$14.09	$12.50	$10.00	N/A	N/A	N/A	N/A
End of period	$14.89	$14.09	$12.50	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	180,893	150,199	77,888	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$8.89	$8.30	$6.95	$9.04	$10.00	N/A	N/A
End of period	$9.25	$8.89	$8.30	$6.95	$ 9.04	N/A	N/A
Number of Annuity Units Outstanding at end of period	706,548	678,797	611,084	480,009	370,167	N/A	N/A
Thrivent Large Cap Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54	$24.93
End of period	$23.55	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54
Number of Annuity Units Outstanding at end of period	418,834	449,402	458,589	492,389	581,825	593,635	149,769
Thrivent Real Estate Securities Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$17.21	$12.89	$10.00	N/A	N/A	N/A	N/A
End of period	$19.25	$17.21	$12.89	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	95,863	74,030	30,891	N/A	N/A	N/A	N/A

37

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Balanced Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26	$18.16
End of period	$20.46	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26
Number of Annuity Units Outstanding at end of period	489,512	522,961	522,693	559,242	613,289	591,239	164,845
Thrivent High Yield Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.23	$11.25	$ 8.90	$10.00	N/A	N/A	N/A
End of period	$12.57	$12.23	$11.25	$ 8.90	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	192,876	149,543	53,257	1,246	N/A	N/A	N/A
Thrivent High Yield Subaccount II1
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.54	$10.81	$ 8.73	$8.81	$8.79	$9.04	$9.46
End of period	$11.80	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04
Number of Annuity Units Outstanding at end of period	177,663	188,001	172,988	119,459	128,437	105,749	22,046
Thrivent Income Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.45	$11.07	$10.33	$10.00	N/A	N/A	N/A
End of period	$11.57	$11.45	$11.07	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	234,309	178,768	71,119	3,540	N/A	N/A	N/A
Thrivent Bond Index Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10	$12.06
End of period	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10
Number of Annuity Units Outstanding at end of period	170,927	172,906	190,196	195,429	179,192	78,140	12,956
Thrivent Limited Maturity Bond Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.73	$10.66	$10.33	$10.00	N/A	N/A	N/A
End of period	$10.80	$10.73	$10.66	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	175,087	125,015	53,977	1,092	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.37	$10.10	$10.00	N/A	N/A	N/A	N/A
End of period	$10.45	$10.37	$10.10	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	42,014	43,598	26,139	N/A	N/A	N/A	N/A

38

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Money Market Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$0.99	$1.00	$1.00	N/A	N/A	N/A	N/A
End of period	$1.01	$0.99	$1.00	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	1,303,677	1,481,497	1,064,616	N/A	N/A	N/A	N/A

[1]	The Subaccounts commenced operations on August 2, 1999.
[2]	The Subaccounts commenced operations on March 2, 2001.
[3]	The Subaccounts commenced operations on April 30, 2002.
[4]	The Subaccounts commenced operations on April 25, 2003.
[5]	The Subaccounts commenced operations on April 30, 2003.
[6]	The Subaccounts commenced operations on April 29, 2005.

39

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans ®

Thrivent Investment Management®

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

20456PR R5-06

Product Forms #4470

THRIVENT VARIABLE ANNUITY ACCOUNT II

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2006

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

Offered By:

Thrivent Financial for Lutherans

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated May 1, 2006, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-847-4836, or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) January 1, 2002. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus.

No charge for sales expense is deducted from your premium payment. There is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL/LB, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statement of Thrivent Variable Annuity Account II at December 31, 2005 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 30, 2006

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2005 and 2004

(in millions)

	2005	2004
Assets
Fixed maturity securities, at fair value	$30,427	$30,844
Equity securities, at fair value	1,046	990
Mortgage loans	6,748	6,010
Contract loans	1,238	1,247
Short-term investments	2,089	2,949
Amounts due from brokers	20	7
Other investments	754	502

Total investments	42,322	42,549

Cash and cash equivalents	1,084	1,203
Accrued investment income	382	378
Receivables	147	116
Deferred acquisition costs	2,146	1,922
Property and equipment, net	146	162
Other assets	20	16
Assets held in separate accounts	11,251	10,404

Total Assets	$57,498	$56,750

Liabilities
Future contract benefits	$12,556	$11,941
Contractholder funds	23,308	23,136
Unpaid claims and claim expenses	208	203
Amounts due to brokers	1,207	1,462
Securities lending obligation	1,936	2,289
Other liabilities	610	669
Liabilities related to separate accounts	11,251	10,404

Total Liabilities	51,076	50,104

Members’ Equity
Retained earnings	6,088	5,590
Accumulated other comprehensive income	334	1,056

Total Members’ Equity	6,422	6,646

Total Liabilities and Members’ Equity	$57,498	$56,750

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Revenues
Premiums	$1,220	$1,217	$1,253
Net investment income	2,250	2,194	2,144
Realized investment gains, net	83	269	89
Contract charges	600	569	536
Other revenue	244	220	178

Total Revenues	4,397	4,469	4,200

Benefits and Expenses
Contract claims and other benefits	1,119	1,031	998
Increase in contract reserves	602	660	664
Interest credited	998	1,013	1,053
Dividends to members	250	251	281

Total benefits	2,969	2,955	2,996

Underwriting, acquisition and insurance expenses	566	653	665
Amortization of deferred acquisition costs	196	225	151
Fraternal benefits and expenses	168	148	136

Total expenses	930	1,026	952

Total Benefits and Expenses	3,899	3,981	3,948

Net Income	$498	$488	$252

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of January 1, 2003	$4,850	$805	$5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268

Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	5,590	1,056	6,646

Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	$6,088	$334	$6,422

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Operating Activities
Net income	$498	$488	$252
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	620	588	534
Change in contractholder funds	574	(53)	360
Change in deferred acquisition costs	(21)	(16)	(114)
Realized investment (gains) losses, net	(83)	(269)	(89)
Changes in other assets and liabilities	(28)	99	140

Net Cash Provided by Operating Activities	1,560	837	1,083

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	11,524	12,363	9,581
Cost of fixed maturity securities acquired	(10,742)	(13,566)	(13,246)
Proceeds from sales of equity securities	797	1,572	918
Cost of equity securities acquired	(919)	(1,187)	(611)
Proceeds from mortgage loans sold, matured or repaid	983	770	962
Cost of mortgage loans acquired	(1,676)	(915)	(952)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	(816)	(614)	1,319
Contract loans repaid (issued), net	9	9	16
Sales (purchases) of short-term investments, net	311	(1,958)	(324)
Change in collateral held for securities lending	(353)	2,289	—
Other, net	(395)	(827)	192

Net Cash Used in Investing Activities	(1,277)	(2,064)	(2,145)

Financing Activities
Universal life and investment contract receipts	1,522	1,638	1,937
Universal life and investment contract withdrawals	(1,924)	(959)	(877)

Net Cash Provided by (Used in) Financing Activities	(402)	679	1,060

Net Change in Cash and Cash Equivalents	(119)	(548)	(2)
Cash and Cash Equivalents, Beginning of Year	1,203	1,751	1,753

Cash and Cash Equivalents, End of Year	$1,084	$1,203	$1,751

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as mutual funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued primarily using the equity basis. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities: Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.2 billion and $1.3 billion in the mortgage roll program outstanding as of December 31, 2005 and 2004, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Deferred Acquisition Costs, continued

amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At December 31, 2005 and 2004, reserves totaling $3 million and $2 million, respectively for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2005, 2004 and 2003 totaled $6 million, $17 million and $20 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2005 and 2004 of $37 million and $41 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 -revised 2003 (SFAS 132R), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2005

Loan-backed obligations of U.S. Government corporations and agencies	$5,309	$14	$79	$5,244
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	987	20	5	1,002
Corporate and other bonds	18,981	565	194	19,352
Mortgage & asset-backed securities	4,904	15	90	4,829

Total fixed maturity securities	$30,181	$614	$368	$30,427

December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$18	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	3	1,222
Corporate and other bonds	17,512	1,102	41	18,573
Mortgage & asset-backed securities	4,694	66	22	4,738

Total fixed maturity securities	$29,686	$1,242	$84	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	82	$2,032	$34	45	$1,536	$45
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	17	367	4	5	48	1
Corporate and other bonds	924	5,916	136	223	1,566	58
Mortgage & asset-backed securities	141	2,584	45	67	1,372	45

Fixed maturity securities	1,164	$10,899	$219	340	$4,522	$149

As of December 31, 2005, gross unrealized losses on fixed maturity securities totaled $368 million comprising 1,504 issuers. Of this amount, $149 million, comprised of 340 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2005 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$1,221	$1,226
Due after one year through five years	6,040	6,119
Due after five years through ten years	8,306	8,421
Due after ten years	4,401	4,588
Loan-backed obligations of U.S. Government Corporations and agencies	5,309	5,244
Mortgage and asset-backed securities	4,904	4,829

Total fixed maturity securities	$30,181	$30,427

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2005 and 2004 are summarized as follows (in millions):

	2005	2004
Cost	$862	$822
Gross unrealized gains	214	176
Gross unrealized losses	(30)	(8)

Fair value	$1,046	$990

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

Included in the equities securities balances discussed above is approximately $57 million and $42 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2005 and 2004, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	167	$173	$25	23	$33	$5

As of December 31, 2005, gross unrealized losses on equity securities totaled $30 million comprising 190 issuers. Of this amount, $5 million, comprised of 23 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2005 and 2004, were as follows (in millions):

	2005	2004
Commercial	$5,651	$5,003
Church	824	768
Non-commercial	305	269

	6,780	6,040

Allowance for credit losses	(32)	(30)

Total	$6,748	$6,010

Impaired mortgage loans:
With allowance for uncollectible loans	$—	$—
Without allowance for uncollectible loans	$3	$23
Allowance for credit losses on impaired mortgage loans	$—	$1
Average investment in impaired loans	$11	$28

The change in the allowance for credit losses for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

	2005	2004	2003
Allowance for credit losses, beginning of year	$30	$35	$75
Net additions (reductions)	2	(5)	(40)

Allowance for credit losses, end of year	$32	$30	$35

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.2 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2005 and 2004 were as follows:

	2005	2004
Geographic Region
Pacific	24%	22%
South Atlantic	22	26
East North Central	13	14
West North Central	12	11
Mountain	10	10
Other	19	17

Total	100%	100%

Property Type
Industrial	30%	30%
Office	18	18
Retail	17	18
Hotels/Motels	1	1
Apartments	8	8
Other	26	25

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign currency swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian and Australian denominated securities. The swaps convert a stream of Canadian or Australian dollar payments to U.S. dollar payments. The swaps are valued at market value at each reporting period and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Total rate of return swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial began entering into such contracts in 2005. Cash paid for the future contract is recorded in other invested assets. The future contracts are valued at market value at each reporting period and the change in the market value is recognized in earnings.

Covered written call options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability and at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2005 and 2004, $18 million and $52 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other invested assets. These embedded derivatives are valued at market value at each reporting period and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31, 2005 and 2004 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2005

Foreign currency swaps	$—	$—	$4	$57
Total rate of return swaps	1	100	—	—
Futures	6	6	—	—
Convertible bonds and preferred stocks	474	564	—	—

Total	$481	$670	$4	$57

December 31, 2004

Foreign currency swaps	$—	$—	$5	$15
Total rate of return swaps	1	50	—	—
Futures	—	—	—	—
Convertible bonds and preferred stocks	241	372	—	—

Total	$242	$422	$5	$15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Convertible Bonds and Preferred Stocks, continued

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Investment Income

Investment income by type of investment for the years ended December 31, 2005, 2004 and 2003 is summarized as follows (in millions):

	2005	2004	2003
Fixed maturity securities	$1,620	$1,588	$1,533
Equity securities	36	42	36

Mortgage loans	463	434	459
Contract loans	87	87	88

Other invested assets	76	72	80

	2,282	2,223	2,196
Investment expenses	32	29	52

Net investment income	$2,250	$2,194	$2,144

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2005, 2004 and 2003, were as follows (in millions):

	2005	2004	2003
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$187	$304	$335
Gross losses	(160)	(148)	(170)

Equity securities
Gross gains	96	166	87
Gross losses	(37)	(57)	(86)
Other	—	—	1

	86	265	167

Provisions for losses:
Fixed maturity securities	(1)	(1)	(56)
Equity securities	—	—	(62)
Mortgage loans	(2)	5	40

	(3)	4	(78)

Realized investment gains(losses), net	$83	$269	$89

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $10.5 billion, $11.6 billion and $4.5 billion for the years ended December 31, 2005, 2004 and 2003, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2005 and 2004 are shown below (in millions):

	2005	2004
Unrealized investment gains	$410	$1,316
Deferred acquisition cost adjustment	(30)	(233)
Deferred income tax adjustment	2	(4)
Minimum pension liability adjustment	(48)	(23)

Total	$334	$1,056

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2005, 2004 and 2003 are as follow (in millions):

	2005	2004	2003
Unrealized investment gains and losses arising during the period on securities available for sale	$(821)	$62	$438
Reclassification adjustment for realized gains and losses included in net income	(85)	(264)	(48)
Change in deferred acquisition costs due to unrealized investment gains and losses	203	98	(29)
Change in deferred income taxes due to unrealized investment gains and losses	6	(1)	3
Minimum pension liability adjustment	(25)	(5)	(3)

Total other comprehensive income (loss)	$(722)	$(110)	$361

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Balance at beginning of year	$2,155	$2,139	$2,025
Capitalization of acquisition costs	217	241	265

Acquisition costs amortized	(196)	(225)	(151)

	2,176	2,155	2,139

Adjustment for unrealized investment gains and losses	(30)	(233)	(331)

Balance at end of year	$2,146	$1,922	$1,808

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2005 and 2004 are as follows (in millions):

	2005	2004
Buildings	$143	$140
Furniture and equipment	264	238
Other	17	17

	424	395
Accumulated depreciation	(278)	(233)

Property and equipment, net	$146	$162

Depreciation expense for the years ended December 31, 2005, 2004 and 2003 was $46 million, $44 million and $43 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	Retirement Plans			Other Plans
	2005	2004	2003	2005	2004	2003
Service cost	$18	$19	$19	$3	$2	$3
Interest cost	35	35	36	6	6	5
Expected return on plan assets	(47)	(44)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	2	—	—	1	2	—

Periodic cost	$7	$9	$11	$9	$9	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2005 and 2004 were as follows (in millions):

	Retirement Plans		Other Plans
	2005	2004	2005	2004
Change in benefit obligation:
Benefit obligation at beginning of year	$611	$576	$120	$96
Service cost	18	19	2	3
Interest cost	35	35	6	5
Actuarial (gain) loss	13	9	(17)	23
Benefits paid	(27)	(28)	(7)	(7)

Benefit obligation at end of year	650	611	104	120

Change in plan assets:
Fair value of plan assets at beginning of year	515	445	—	—
Actual return on plan assets	40	60	—	—
Employer contribution	29	38	7	7
Benefits paid	(27)	(28)	(7)	(7)

Fair value of plan assets at end of year	557	515	—	—

Funded status	(93)	(96)	(104)	(120)
Unrecognized net losses	116	98	35	54
Unrecognized prior service cost	(6)	(7)	(6)	(8)

	17	(5)	(75)	(74)

Additional minimum pension liability	(48)	(23)	—	—

Accrued pension liability at end of year	$(31)	$(28)	$(75)	$(74)

Accumulated benefit obligation	$588	$543	$104	$120

	Retirement Plans		Other Benefits
	2005	2004	2005		2004
Weighted average assumptions at end of year
Discount rate	5.50%	5.75%	5.50%		5.75%
Expected return on plan assets	8.50%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.00%	3.25%	n/a	%	n/a	%

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2006 trending down to five percent in 2011. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2005 total service and interest cost by $1 million and the postretirement health care benefit obligation by $8 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Act) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

As of December 31, 2005 and 2004, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million and $23 million at December 31, 2005 and 2004, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2006—$34 million; 2007—$35 million; 2008—$36 million; 2009—$37 million; 2010—$39 million and 2011 to 2015—$227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. At January 1, 2004, plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

The weighted average asset allocations as of December 31, 2005 and 2004 were as follows:

	Pension Asset Allocation		Target Allocation
	2005	2004	2005	2004
Asset Category
Equity securities	65%	61%	60%	60%
Fixed income and other securities	35	39	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2006.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2005 and 2004, $132 million and $135 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2005, 2004 and 2003, Thrivent Financial contributed $21 million, $24 million and $19 million, respectively, to these plans.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years end December 31, 2005, 2004 and 2003 is summarized below (in millions):

	2005	2004	2003
Net balance at January 1	$440	$339	$302

Incurred related to:
Current year	204	221	170
Prior years	(60)	42	15

	144	263	185

Paid related to:
Current year	69	70	69
Prior years	103	92	79

	172	162	148

Net balance at December 31	$412	$440	$339

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provided for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claim experience. During the year ended December 2004, Thrivent Financial updated its assumptions regarding the ultimate expected experience for claim payments which resulted in an increase to claim reserves of approximately $47 million. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Direct premiums	$1,253	$1,247	$1,277
Reinsurance ceded	(33)	(30)	(24)

Net premiums	$1,220	$1,217	$1,253

Direct contract charges	$607	$575	$542
Reinsurance ceded	(7)	(6)	(6)

Net contract charges	$600	$569	$536

Reinsurance recoveries	$6	$6	$8

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2005 and 2004 were $108 million and $83 million, respectively.

Three reinsurance companies account for approximately 87% of the reinsurance recoverable at December 31, 2005. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2005 and 2004 are as follows (in millions):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,427	$30,427	$30,844	$30,844
Equity securities	1,046	1,046	990	990
Mortgage loans	6,748	6,932	6,010	6,365
Contract loans	1,238	1,238	1,247	1,247
Short-term investments	2,089	2,089	2,949	2,949
Cash and cash equivalents	1,084	1,084	1,203	1,203
Separate account assets	11,251	11,251	10,404	10,404

Financial Liabilities:
Deferred annuities	12,625	12,525	12,779	12,674
Separate account liabilities	11,251	11,251	10,404	10,404
Other	1,869	1,869	1,803	1,803

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities, continued

Litigation, continued

proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates of $354 million as of both December 31, 2005 and 2004, respectively. Commitments to purchase other invested assets were $737 million and $120 million as of December 31, 2005 and 2004, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively. Future minimum aggregate rental commitments as of December 31, 2005 for operating leases were as follows: 2006—$10 million; 2007—$8 million; 2008—$5 million; 2009—$1 million and 2010—$1 million.

Fraternal Commitment

During 2005, Thrivent Financial announced a commitment to Habitat for Humanity to help build an estimated 500 homes a year over four years. Thrivent Financial will provide funding of approximately $105 million over the four year period as certain milestones are achieved.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 for Thrivent Financial is as follows (in millions):

		2005	2004
Admitted assets		$50,816	$49,324

Liabilities		$47,237	$46,264
Surplus		3,579	3,060

Total liabilities and surplus		$50,816	$49,324

	2005	2004	2003
Gain from operations before net realized capital gains and losses	$456	$221	$85
Net realized capital gains (losses)	66	106	(95)

Net income (loss)	522	327	(10)
Total other changes	(3)	(116)	215

Net change in unassigned surplus	$519	$211	$205

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account II (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 27, 2006

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2005	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$219,612	$1,999,682	$3,114,064	$1,469,831

Total Assets	219,612	1,999,682	3,114,064	1,469,831
Total Liabilities	—	—	—	—

Net Assets	$219,612	$1,999,682	$3,114,064	$1,469,831

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$219,612	$1,999,682	$3,114,064	$1,469,831

Net Assets	$219,612	$1,999,682	$3,114,064	$1,469,831

Units outstanding	19,350	179,857	285,561	138,027
Unit value	$11.35	$11.12	$10.91	$10.65

Series funds, at cost	$217,061	$1,925,214	$3,016,573	$1,454,144
Series funds shares owned	19,197	178,671	284,135	137,672

As of December 31, 2005	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$400,600	$371,262	$835,992	$1,886,237

Total Assets	400,600	371,262	835,992	1,886,237
Total Liabilities	—	—	—	—

Net Assets	$400,600	$371,262	$835,992	$1,886,237

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$400,600	$371,262	$835,992	$1,886,237

Net Assets	$400,600	$371,262	$835,992	$1,886,237

Units outstanding	53,764	31,967	47,627	124,800
Unit value	$7.45	$11.61	$17.55	$15.11

Series funds, at cost	$378,588	$336,730	$730,872	$1,526,112
Series funds shares owned	53,217	30,658	49,713	128,980

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2005	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$5,052,068	$1,942,329	$255,275	$32,545

Total Assets	5,052,068	1,942,329	255,275	32,545
Total Liabilities	—	—	—	—

Net Assets	$5,052,068	$1,942,329	$255,275	$32,545

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$5,052,068	$1,942,329	$255,275	$32,545

Net Assets	$5,052,068	$1,942,329	$255,275	$32,545

Units outstanding	172,198	155,159	21,841	2,843
Unit value	$29.34	$12.52	$11.69	$11.45

Series funds, at cost	$3,822,189	$1,585,522	$199,757	$32,165
Series funds shares owned	260,275	119,821	24,088	2,835

As of December 31, 2005	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$1,616,479	$1,706,134	$4,041,231	$462,162

Total Assets	1,616,479	1,706,134	4,041,231	462,162
Total Liabilities	—	—	—	—

Net Assets	$1,616,479	$1,706,134	$4,041,231	$462,162

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,616,479	$1,706,134	$4,041,231	$462,162

Net Assets	$1,616,479	$1,706,134	$4,041,231	$462,162

Units outstanding	124,759	118,541	241,199	44,203
Unit value	$12.96	$14.39	$16.75	$10.46

Series funds, at cost	$1,292,922	$1,339,505	$3,225,573	$362,480
Series funds shares owned	126,123	118,220	296,528	44,153

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2005	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$5,018,646	$106,710	$427,908	$2,693,501

Total Assets	5,018,646	106,710	427,908	2,693,501
Total Liabilities	—	—	—	—

Net Assets	$5,018,646	$106,710	$427,908	$2,693,501

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$5,018,646	$106,710	$427,908	$2,693,501

Net Assets	$5,018,646	$106,710	$427,908	$2,693,501

Units outstanding	440,684	9,871	35,288	180,893
Unit value	$11.39	$10.81	$12.13	$14.89

Series funds, at cost	$4,411,904	$90,690	$378,276	$2,222,726
Series funds shares owned	320,308	10,289	36,093	228,571

As of December 31, 2005	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$6,532,948	$9,861,033	$1,845,725	$10,015,330

Total Assets	6,532,948	9,861,033	1,845,725	10,015,330
Total Liabilities	—	—	—	—

Net Assets	$6,532,948	$9,861,033	$1,845,725	$10,015,330

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$6,532,948	$9,861,033	$1,845,725	$10,015,330

Net Assets	$6,532,948	$9,861,033	$1,845,725	$10,015,330

Units outstanding	706,548	418,834	95,863	489,512
Unit value	$9.25	$23.55	$19.25	$20.46

Series funds, at cost	$6,008,850	$10,456,478	$1,476,228	$9,861,860
Series funds shares owned	679,305	442,074	101,620	646,985

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2005	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$2,424,103	$2,096,798	$2,711,431	$2,797,285

Total Assets	2,424,103	2,096,798	2,711,431	2,797,285
Total Liabilities	—	—	—	—

Net Assets	$2,424,103	$2,096,798	$2,711,431	$2,797,285

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$2,424,103	$2,096,798	$2,711,431	$2,797,285

Net Assets	$2,424,103	$2,096,798	$2,711,431	$2,797,285

Units outstanding	192,876	177,663	234,309	170,927
Unit value	$12.57	$11.80	$11.57	$16.37

Series funds, at cost	$2,446,564	$2,147,510	$2,756,772	$2,810,825
Series funds shares owned	483,727	320,729	272,544	271,589

As of December 31, 2005	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$1,890,719	$439,026	$1,316,185

Total Assets	1,890,719	439,026	1,316,185
Total Liabilities	—	—	—

Net Assets	$1,890,719	$439,026	$1,316,185

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,890,719	$439,026	$1,316,185

Net Assets	$1,890,719	$439,026	$1,316,185

Units outstanding	175,087	42,014	1,303,677
Unit value	$10.80	$10.45	$1.01

Series funds, at cost	$1,924,773	$446,196	$1,316,185
Series funds shares owned	190,654	45,033	1,316,185

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2005[1]	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$79	$3,081	$10,370	$8,307
Mortality & expense risk charges	(314)	(6,989)	(10,045)	(2,996)

Net investment income (loss)	(235)	(3,908)	325	5,311

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	24	1,379	864	238
Capital gain distributions	14	97	—	227
Change in unrealized appreciation (depreciation) of investments	2,551	74,468	97,490	15,687

Net gain (loss) on investments	2,589	75,944	98,354	16,152

Net increase (decrease) in net assets resulting from operations	$2,354	$72,036	$98,679	$21,463

For the year ended December 31, 2005[1]	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$1,131	$—	$1,618	$671
Mortality & expense risk charges	(4,592)	(3,942)	(9,111)	(21,558)

Net investment income (loss)	(3,461)	(3,942)	(7,493)	(20,887)

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	(739)	1,832	8,273	45,323
Capital gain distributions	—	15,969	18,008	148,985
Change in unrealized appreciation (depreciation) of investments	13,662	941	14,662	(36,445)

Net gain (loss) on investments	12,923	18,742	40,943	157,863

Net increase (decrease) in net assets resulting from operations	$9,462	$14,800	$33,450	$136,976

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2005[1]	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$33,188	$3	$—	$111
Mortality & expense risk charges	(61,962)	(20,712)	(2,972)	(100)

Net investment income (loss)	(28,774)	(20,709)	(2,972)	11

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	149,057	24,575	4,481	6
Capital gain distributions	270,082	—	—	71
Change in unrealized appreciation (depreciation) of investments	(94,349)	174,846	24,126	380

Net gain (loss) on investments	324,790	199,421	28,607	457

Net increase (decrease) in net assets resulting from operations	$296,016	$178,712	$25,635	$468

For the year ended December 31, 2005[1]	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$2,244	$7,692	$37,071	$1,563
Mortality & expense risk charges	(16,360)	(19,019)	(44,153)	(4,508)

Net investment income (loss)	(14,116)	(11,327)	(7,082)	(2,945)

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	31,289	33,993	60,340	12,962
Capital gain distributions	63,776	43,789	—	—
Change in unrealized appreciation (depreciation) of investments	108,908	101,362	409,774	49,154

Net gain (loss) on investments	203,973	179,144	470,114	62,116

Net increase (decrease) in net assets resulting from operations	$189,857	$167,817	$463,032	$59,171

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2005[1]	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$30,952	$775	$1,614	$25,929
Mortality & expense risk charges	(54,807)	(1,262)	(4,610)	(31,301)

Net investment income (loss)	(23,855)	(487)	(2,996)	(5,372)

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	31,819	866	3,347	45,490
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	293,512	6,044	22,684	110,133

Net gain (loss) on investments	325,331	6,910	26,031	155,623

Net increase (decrease) in net assets resulting from operations	$301,476	$6,423	$23,035	$150,251

For the year ended December 31, 2005[1]	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$56,307	$156,371	$20,109	$257,028
Mortality & expense risk charges	(78,400)	(125,250)	(19,792)	(128,430)

Net investment income (loss)	(22,093)	31,121	317	128,598

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	28,546	(156,093)	44,217	(16,627)
Capital gain distributions	44,386	—	58,355	—
Change in unrealized appreciation (depreciation) of investments	202,095	471,663	92,606	163,043

Net gain (loss) on investments	275,027	315,570	195,178	146,416

Net increase (decrease) in net assets resulting from operations	$252,934	$346,691	$195,495	$275,014

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2005[1]	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$179,847	$162,375	$116,773	$120,889
Mortality & expense risk charges	(27,857)	(27,185)	(31,053)	(35,656)

Net investment income (loss)	151,990	135,190	85,720	85,233

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	432	(4,677)	(1,490)	1,220
Capital gain distributions	—	—	7,912	—
Change in unrealized appreciation (depreciation) of investments	(87,252)	(80,608)	(66,878)	(61,893)

Net gain (loss) on investments	(86,820)	(85,285)	(60,456)	(60,673)

Net increase (decrease) in net assets resulting from operations	$65,170	$49,905	$25,264	$24,560

For the year ended December 31, 2005[1]	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$61,740	$19,751	$33,579
Mortality & expense risk charges	(20,940)	(5,637)	(14,935)

Net investment income (loss)	40,800	14,114	18,644

Net realized and unrealized gain (loss) on investments
Net realized gains (loss) on investments	(2,762)	(981)	—
Capital gain distributions	397	—	—
Change in unrealized appreciation (depreciation) of investments	(25,484)	(10,184)	—

Net gain (loss) on investments	(27,849)	(11,165)	—

Net increase (decrease) in net assets resulting from operations	$12,951	$2,949	$18,644

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2005	12/31/2005	12/31/2005
Operations:
Net investment income (loss)	$(235)	$(3,908)	$325	$5,311
Net realized gains (loss) on investments	38	1,476	864	465
Change in net unrealized appreciation (depreciation) on investments	2,551	74,468	97,490	15,687

Net Change in Net Assets from Operations	2,354	72,036	98,679	21,463
Unit Transactions:
Proceeds from units issued	222,260	1,413,968	2,100,978	955,270
Death benefits	1	—	—	1
Surrenders and terminations	—	—	—	—
Annuity benefit payments	(5,003)	(72,145)	(102,698)	(43,646)
Transfers between subaccounts	—	585,823	1,017,105	536,743

Net Change in Net Assets from Unit Transactions	217,258	1,927,646	3,015,385	1,448,368

Net Change in Net Assets	219,612	1,999,682	3,114,064	1,469,831
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$219,612	$1,999,682	$3,114,064	$1,469,831

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(3,461)	$(4,046)	$(3,942)	$(2,059)
Net realized gains (loss) on investments	(739)	(2,973)	17,801	2,993
Change in net unrealized appreciation (depreciation) on investments	13,662	19,874	941	17,736

Net Change in Net Assets from Operations	9,462	12,855	14,800	18,670
Unit Transactions:
Proceeds from units issued	23,357	55,999	112,557	95,250
Death benefits	—	(1,605)	(1)	(6,511)
Surrenders and terminations	—	—	—	—
Annuity benefit payments	(34,112)	(27,823)	(30,799)	(18,385)
Transfers between subaccounts	19,541	108,672	37,047	55,306

Net Change in Net Assets from Unit Transactions	8,786	135,243	118,804	125,660

Net Change in Net Assets	18,248	148,098	133,604	144,330
Net Assets Beginning of Period	382,352	234,254	237,658	93,328

Net Assets End of Period	$400,600	$382,352	$371,262	$237,658

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(7,493)	$(4,609)	$(20,887)	$(16,718)
Net realized gains (loss) on investments	26,281	6,843	194,308	53,305
Change in net unrealized appreciation (depreciation) on investments	14,662	74,645	(36,445)	210,993

Net Change in Net Assets from Operations	33,450	76,879	136,976	247,580
Unit Transactions:
Proceeds from units issued	164,836	163,870	300,456	122,458
Death benefits	—	(11,584)	(3,969)	(15,488)
Surrenders and terminations	—	—	(34,459)	(41)
Annuity benefit payments	(64,984)	(37,826)	(167,357)	(123,475)
Transfers between subaccounts	101,376	271,123	126,864	57,341

Net Change in Net Assets from Unit Transactions	201,228	385,583	221,535	40,795

Net Change in Net Assets	234,678	462,462	358,511	288,375
Net Assets Beginning of Period	601,314	138,852	1,527,726	1,239,351

Net Assets End of Period	$835,992	$601,314	$1,886,237	$1,527,726

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(28,774)	$(38,511)	$(20,709)	$(12,130)
Net realized gains (loss) on investments	419,139	120,000	24,575	5,131
Change in net unrealized appreciation (depreciation) on investments	(94,349)	764,276	174,846	131,392

Net Change in Net Assets from Operations	296,016	845,765	178,712	124,393
Unit Transactions:
Proceeds from units issued	197,515	227,165	301,670	240,020
Death benefits	(12,033)	(28,150)	(5,551)	(28,003)
Surrenders and terminations	(70,393)	(54,496)	(325)	(40)
Annuity benefit payments	(385,720)	(345,826)	(167,784)	(100,888)
Transfers between subaccounts	80,164	76,181	232,024	755,961

Net Change in Net Assets from Unit Transactions	(190,467)	(125,126)	360,034	867,050

Net Change in Net Assets	105,549	720,639	538,746	991,443
Net Assets Beginning of Period	4,946,519	4,225,880	1,403,583	412,140

Net Assets End of Period	$5,052,068	$4,946,519	$1,942,329	$1,403,583

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005
Operations:
Net investment income (loss)	$(2,972)	$(1,890)	$11
Net realized gains (loss) on investments	4,481	2,865	77
Change in net unrealized appreciation (depreciation) on investments	24,126	18,588	380

Net Change in Net Assets from Operations	25,635	19,563	468
Unit Transactions:
Proceeds from units issued	279	39,295	26,730
Death benefits	—	—	—
Surrenders and terminations	(226)	—	—
Annuity benefit payments	(22,989)	(22,042)	(1,835)
Transfers between subaccounts	84,592	23,892	7,182

Net Change in Net Assets from Unit Transactions	61,656	41,145	32,077

Net Change in Net Assets	87,291	60,708	32,545
Net Assets Beginning of Period	167,984	107,276	—

Net Assets End of Period	$255,275	$167,984	$32,545

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(14,116)	$(11,760)	$(11,327)	$(13,049)
Net realized gains (loss) on investments	95,065	20,411	77,782	13,225
Change in net unrealized appreciation (depreciation) on investments	108,908	141,473	101,362	159,017

Net Change in Net Assets from Operations	189,857	150,124	167,817	159,193
Unit Transactions:
Proceeds from units issued	343,875	128,030	229,911	247,780
Death benefits	(1,892)	(5,509)	(18,619)	(9,539)
Surrenders and terminations	(33,079)	—	—	—
Annuity benefit payments	(112,504)	(77,162)	(118,088)	(80,593)
Transfers between subaccounts	104,966	110,817	84,031	223,003

Net Change in Net Assets from Unit Transactions	301,366	156,176	177,235	380,651

Net Change in Net Assets	491,223	306,300	345,052	539,844
Net Assets Beginning of Period	1,125,256	818,956	1,361,082	821,238

Net Assets End of Period	$1,616,479	$1,125,256	$1,706,134	$1,361,082

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(7,082)	$(18,428)	$(2,945)	$(2,391)
Net realized gains (loss) on investments	60,340	10,428	12,962	3,128
Change in net unrealized appreciation (depreciation) on investments	409,774	383,934	49,154	29,595

Net Change in Net Assets from Operations	463,032	375,934	59,171	30,332
Unit Transactions:
Proceeds from units issued	677,832	580,948	9,725	106,109
Death benefits	(7,508)	(61,556)	—	(9,524)
Surrenders and terminations	(82,765)	(4,047)	—	—
Annuity benefit payments	(295,200)	(151,641)	(35,338)	(20,396)
Transfers between subaccounts	269,301	2,107,439	138,763	38,430

Net Change in Net Assets from Unit Transactions	561,660	2,471,143	113,150	114,619

Net Change in Net Assets	1,024,692	2,847,077	172,321	144,951
Net Assets Beginning of Period	3,016,539	169,462	289,841	144,890

Net Assets End of Period	$4,041,231	$3,016,539	$462,162	$289,841

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(23,855)	$(22,692)	$(487)	$(646)
Net realized gains (loss) on investments	31,819	13,079	866	365
Change in net unrealized appreciation (depreciation) on investments	293,512	200,165	6,044	6,817

Net Change in Net Assets from Operations	301,476	190,552	6,423	6,536
Unit Transactions:
Proceeds from units issued	686,817	1,499,750	324	22,572
Death benefits	(7,201)	(48,462)	—	—
Surrenders and terminations	(1,218)	(200)	—	—
Annuity benefit payments	(373,027)	(206,044)	(6,487)	(4,813)
Transfers between subaccounts	831,200	1,219,532	14,152	38,921

Net Change in Net Assets from Unit Transactions	1,136,571	2,464,576	7,989	56,680

Net Change in Net Assets	1,438,047	2,655,128	14,412	63,216
Net Assets Beginning of Period	3,580,599	925,471	92,298	29,082

Net Assets End of Period	$5,018,646	$3,580,599	$106,710	$92,298

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Changes in Net Assets

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(2,996)	$(2,528)	$(5,372)	$(18,134)
Net realized gains (loss) on investments	3,347	9,588	45,490	18,832
Change in net unrealized appreciation (depreciation) on investments	22,684	17,631	110,133	202,386

Net Change in Net Assets from Operations	23,035	24,691	150,251	203,084
Unit Transactions:
Proceeds from units issued	76,367	175,998	511,055	473,323
Death benefits	—	—	(7,226)	(32,961)
Surrenders and terminations	—	—	(57,153)	(282)
Annuity benefit payments	(34,836)	(22,873)	(225,137)	(134,028)
Transfers between subaccounts	53,331	46,682	205,707	633,283

Net Change in Net Assets from Unit Transactions	94,862	199,807	427,246	939,335

Net Change in Net Assets	117,897	224,498	577,497	1,142,419
Net Assets Beginning of Period	310,011	85,513	2,116,004	973,585

Net Assets End of Period	$427,908	$310,011	$2,693,501	$2,116,004

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(22,093)	$(68,536)	$31,121	$(12,971)
Net realized gains (loss) on investments	72,932	(12,025)	(156,093)	(300,677)
Change in net unrealized appreciation (depreciation) on investments	202,095	476,978	471,663	1,206,931

Net Change in Net Assets from Operations	252,934	396,417	346,691	893,283
Unit Transactions:
Proceeds from units issued	515,955	613,638	401,007	585,695
Death benefits	(2,016)	(74,058)	(74,579)	(310,813)
Surrenders and terminations	(3,730)	—	(259,180)	(138,288)
Annuity benefit payments	(527,157)	(439,336)	(930,989)	(812,039)
Transfers between subaccounts	262,490	467,425	150,976	450,514

Net Change in Net Assets from Unit Transactions	245,542	567,669	(712,765)	(224,931)

Net Change in Net Assets	498,476	964,086	(366,074)	668,352
Net Assets Beginning of Period	6,034,472	5,070,386	10,227,107	9,558,755

Net Assets End of Period	$6,532,948	$6,034,472	$9,861,033	$10,227,107

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Changes in Net Assets

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$317	$(8,967)	$128,598	$90,071
Net realized gains (loss) on investments	102,572	15,261	(16,627)	(135,135)
Change in net unrealized appreciation (depreciation) on investments	92,606	244,517	163,043	711,736

Net Change in Net Assets from Operations	195,495	250,811	275,014	666,672
Unit Transactions:
Proceeds from units issued	393,837	376,430	261,066	1,495,266
Death benefits	(5,452)	(24,976)	(188,411)	(208,104)
Surrenders and terminations	(65,568)	—	(176,194)	(60,918)
Annuity benefit payments	(147,041)	(75,332)	(830,720)	(751,634)
Transfers between subaccounts	200,131	349,086	248,677	(477,718)

Net Change in Net Assets from Unit Transactions	375,907	625,208	(685,582)	(3,108)

Net Change in Net Assets	571,402	876,019	(410,568)	663,564
Net Assets Beginning of Period	1,274,323	398,304	10,425,898	9,762,334

Net Assets End of Period	$1,845,725	$1,274,323	$10,015,330	$10,425,898

	High Yield Subaccount		High Yield II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$151,990	$82,477	$135,190	$110,137
Net realized gains (loss) on investments	432	5,015	(4,677)	(1,825)
Change in net unrealized appreciation (depreciation) on investments	(87,252)	30,334	(80,608)	21,205

Net Change in Net Assets from Operations	65,170	117,826	49,905	129,517
Unit Transactions:
Proceeds from units issued	345,156	623,738	106,175	334,412
Death benefits	(9,339)	(14,627)	(6,134)	(82,627)
Surrenders and terminations	(604)	(35)	(54,564)	(12,553)
Annuity benefit payments	(213,811)	(123,335)	(250,742)	(223,785)
Transfers between subaccounts	408,007	626,952	83,523	153,038

Net Change in Net Assets from Unit Transactions	529,409	1,112,693	(121,742)	168,485

Net Change in Net Assets	594,579	1,230,519	(71,837)	298,002
Net Assets Beginning of Period	1,829,524	599,005	2,168,635	1,870,633

Net Assets End of Period	$2,424,103	$1,829,524	$2,096,798	$2,168,635

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$85,720	$47,135	$85,233	$81,880
Net realized gains (loss) on investments	6,422	1,470	1,220	27,541
Change in net unrealized appreciation (depreciation) on investments	(66,878)	12,292	(61,893)	(34,723)

Net Change in Net Assets from Operations	25,264	60,897	24,560	74,698
Unit Transactions:
Proceeds from units issued	323,730	630,038	159,034	278,272
Death benefits	(9,258)	(49,781)	(8,812)	(136,765)
Surrenders and terminations	(2,428)	(160)	(54,470)	(12,155)
Annuity benefit payments	(223,447)	(123,819)	(234,219)	(221,281)
Transfers between subaccounts	549,954	742,880	106,775	(184,502)

Net Change in Net Assets from Unit Transactions	638,551	1,199,158	(31,692)	(276,431)

Net Change in Net Assets	663,815	1,260,055	(7,132)	(201,733)
Net Assets Beginning of Period	2,047,616	787,561	2,804,417	3,006,150

Net Assets End of Period	$2,711,431	$2,047,616	$2,797,285	$2,804,417

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$40,800	$15,095	$14,114	$9,962
Net realized gains (loss) on investments	(2,365)	332	(981)	589
Change in net unrealized appreciation (depreciation) on investments	(25,484)	(6,092)	(10,184)	256

Net Change in Net Assets from Operations	12,951	9,335	2,949	10,807
Unit Transactions:
Proceeds from units issued	251,927	540,859	21,996	168,057
Death benefits	(6,507)	(44,990)	(1,563)	(22,722)
Surrenders and terminations	(1,561)	(360)	—	—
Annuity benefit payments	(158,403)	(89,693)	(37,672)	(30,660)
Transfers between subaccounts	451,431	350,377	1,015	62,823

Net Change in Net Assets from Unit Transactions	536,887	756,193	(16,224)	177,498

Net Change in Net Assets	549,838	765,528	(13,275)	188,305
Net Assets Beginning of Period	1,340,881	575,353	452,301	263,996

Net Assets End of Period	$1,890,719	$1,340,881	$439,026	$452,301

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$18,644	$(3,947)
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	18,644	(3,947)
Unit Transactions:
Proceeds from units issued	8,982,997	9,036,861
Death benefits	(13,652)	(165,686)
Surrenders and terminations	(6,628)	—
Annuity benefit payments	(210,965)	(241,324)
Transfers between subaccounts	(8,926,673)	(8,214,558)

Net Change in Net Assets from Unit Transactions	(174,921)	415,293

Net Change in Net Assets	(156,277)	411,346
Net Assets Beginning of Period	1,472,462	1,061,116

Net Assets End of Period	$1,316,185	$1,472,462

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

Thrivent Variable Annuity Account II

Notes to Financial Statements

As of December 31, 2005

(1) ORGANIZATION

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 31 subaccounts, each of which invests in a a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (a)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (a)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (a)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Technology	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth (i)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (d)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (i)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (c)
Mid Cap Growth II (i)	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (a)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock (d)	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (b)
Partner All Cap (i)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio (f)
Large Cap Growth II (i)	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock (i)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio (g)
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities (d)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield (i)	Thrivent Series Fund, Inc. — High Yield Portfolio
High Yield II	Thrivent Series Fund, Inc. — High Yield II Portfolio
Income (i)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (i)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (d)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market (e)	Thrivent Series Fund, Inc. — Money Market Portfolio (h)

(a)	Since inception, April 29, 2005
(b)	Aid Association for Lutherans (AAL) Series Fund, Inc.—International Portfolio merged into the Thrivent Series Fund, Inc.—Partner International Stock Portfolio as of April 30, 2004.
(c)	Lutheran Brotherhood (LB) Series Fund, Inc.—Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio as of April 30, 2004.
(d)	Since inception, April 30, 2003

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(1) ORGANIZATION—continued

(e)	Since inception, April 25, 2003
(f)	AAL Series Fund, Inc.—Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc.—Large Cap Growth Portfolio as of April 25, 2003.
(g)	AAL Series Fund, Inc.—Equity Income Portfolio merged into the Thrivent Series Fund, Inc.—Large Cap Value Portfolio as of April 25, 2003.
(h)	AAL Series Fund, Inc.—Money Market Portfolio merged into the Thrivent Series Fund, Inc.—Money Market Portfolio as of April 25, 2003.
(i)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Annuity Reserves

Annuity reserves, represented as net assets for contracts in annuity payment period on the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(2) SIGNIFICANT ACCOUNTING POLICIES—continued

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

Each contract has an indirect withdrawal and surrender charge, not to exceed 9%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(3) EXPENSE CHARGES—continued

Additionally, during the year ended December 31, 2005, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.33%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.32%
Real Estate Securities	0.80%
Balanced	0.32%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2003	—	—	—	—	33,347	9,070
Units Issued	—	—	—	—	25,733	16,057
Units Redeemed	—	—	—	—	(6,515)	(4,116)

Units Outstanding at December 31, 2004	—	—	—	—	52,565	21,011
Units Issued	19,800	189,837	299,059	144,859	8,758	14,392
Units Redeemed	(450)	(9,980)	(13,498)	(6,832)	(7,559)	(3,436)

Units Outstanding at December 31, 2005	19,350	179,857	285,561	138,027	53,764	31,967

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2003	9,892	105,243	184,093	39,786	11,590	—
Units Issued	29,285	19,978	27,797	100,317	7,263	—
Units Redeemed	(3,697)	(16,598)	(33,179)	(16,893)	(3,066)	—

Units Outstanding at December 31, 2004	35,480	108,623	178,711	123,210	15,787	—
Units Issued	17,521	36,694	19,963	52,581	8,540	3,085
Units Redeemed	(5,374)	(20,517)	(26,476)	(20,632)	(2,486)	(242)

Units Outstanding at December 31, 2005	47,627	124,800	172,198	155,159	21,841	2,843

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2003	84,106	72,369	12,973	18,175	91,328	3,022
Units Issued	27,730	44,823	211,364	20,983	288,458	6,714
Units Redeemed	(12,020)	(12,269)	(22,146)	(6,760)	(47,499)	(707)

Units Outstanding at December 31, 2004	99,816	104,923	202,191	32,398	332,287	9,029
Units Issued	42,856	32,284	75,790	20,507	165,123	1,648
Units Redeemed	(17,913)	(18,666)	(36,782)	(8,702)	(56,726)	(806)

Units Outstanding at December 31, 2005	124,759	118,541	241,199	44,203	440,684	9,871

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(4) UNIT ACTIVITY—continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2003	8,040	77,888	611,084	458,589	30,891	522,693
Units Issued	34,074	88,808	149,671	75,096	51,448	119,243
Units Redeemed	(15,268)	(16,497)	(81,958)	(84,283)	(8,309)	(118,975)

Units Outstanding at December 31, 2004	26,846	150,199	678,797	449,402	74,030	522,961
Units Issued	12,469	55,989	116,779	42,998	39,317	52,839
Units Redeemed	(4,027)	(25,295)	(89,028)	(73,566)	(17,484)	(86,288)

Units Outstanding at December 31, 2005	35,288	180,893	706,548	418,834	95,863	489,512

	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2003	53,257	172,988	71,119	190,196	53,977	26,139
Units Issued	117,720	52,622	135,060	35,604	88,510	23,883
Units Redeemed	(21,434)	(37,609)	(27,411)	(52,894)	(17,472)	(6,424)

Units Outstanding at December 31, 2004	149,543	188,001	178,768	172,906	125,015	43,598
Units Issued	64,765	20,820	79,735	22,676	72,562	7,952
Units Redeemed	(21,432)	(31,158)	(24,194)	(24,655)	(22,490)	(9,536)

Units Outstanding at December 31, 2005	192,876	177,663	234,309	170,927	175,087	42,014

	Money Market
Units Outstanding at December 31, 2003	1,064,616
Units Issued	10,042,556
Units Redeemed	(9,625,675)

Units Outstanding at December 31, 2004	1,481,497
Units Issued	9,292,443
Units Redeemed	(9,470,263)

Units Outstanding at December 31, 2005	1,303,677

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2005 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$218,710	$1,672
Moderately Aggressive Allocation	1,975,834	51,999
Moderate Allocation	3,055,425	39,716
Moderately Conservative Allocation	1,474,967	21,062
Technology	59,953	54,628
Partner Small Cap Growth	168,810	37,979
Partner Small Cap Value	288,169	76,427
Small Cap Stock	615,006	265,374
Small Cap Index	720,514	669,674
Mid Cap Growth	537,636	198,319
Mid Cap Growth II	87,816	29,133
Partner Mid Cap Value	32,948	789
Mid Cap Stock	533,866	182,840
Mid Cap Index	402,868	193,171
Partner International Stock	998,413	443,835
Partner All Cap	190,449	80,243
Large Cap Growth	1,544,000	431,285
Large Cap Growth II	16,689	9,187
Partner Growth Stock	136,605	44,740
Large Cap Value	714,357	292,483
Large Cap Stock	964,762	696,926
Large Cap Index	884,120	1,565,754
Real Estate Securities	691,582	257,004
Balanced	1,138,680	1,695,664
High Yield	902,921	221,522
High Yield II	377,363	363,917
Income	962,442	230,259
Bond Index	444,294	390,753
Limited Maturity Bond	792,067	213,983
Mortgage Securities	97,980	100,089
Money Market	7,307,887	7,464,154

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2005, except as indicated in Note 1, follows:

Subaccount	2005	2004	2003	2002	2001
Aggressive Allocation
Units	19,350
Unit value	$11.35
Net assets	$219,612
Ratio of expenses to net assets (a)	1.25%
Investment income ratio (b)	0.21%
Total return (c)	13.49%

Moderately Aggressive Allocation
Units	179,857
Unit value	$11.12
Net assets	$1,999,682
Ratio of expenses to net assets (a)	1.25%
Investment income ratio (b)	0.37%
Total return (c)	11.18%

Moderate Allocation
Units	285,561
Unit value	$10.91
Net assets	$3,114,064
Ratio of expenses to net assets (a)	1.25%
Investment income ratio (b)	0.86%
Total return (c)	9.05%

Moderately Conservative Allocation
Units	138,027
Unit value	$10.65
Net assets	$1,469,831
Ratio of expenses to net assets (a)	1.25%
Investment income ratio (b)	2.30%
Total return (c)	6.49%

Technology
Units	53,764	52,565	33,347	26,771	16,532
Unit value	$7.45	$7.27	$7.02	$4.68	$8.16
Net assets	$400,600	$382,352	$234,254	$125,183	$134,338
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.31%	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.44%	3.55%	49.48%	(42.43)%	(18.36)%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001

Partner Small Cap Growth
Units	31,967	21,011	9,070	1,360
Unit value	$11.61	$11.31	$10.29	$7.24
Net assets	$371,262	$237,658	$93,328	$9,853
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.67%	9.93%	42.05%	(27.56)%

Partner Small Cap Value
Units	47,627	35,480	9,892
Unit value	$17.55	$16.95	$14.04
Net assets	$835,992	$601,314	$138,852
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.22%	0.00%	6.36%
Total return (c)	3.57%	20.73%	40.37%

Small Cap Stock
Units	124,800	108,623	105,243	86,592	61,341
Unit value	$15.11	$14.06	$11.78	$8.51	$10.83
Net assets	$1,886,237	$1,527,726	$1,239,351	$736,865	$664,178
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.04%	0.00%	0.01%	0.00%	0.18%
Total return (c)	7.46%	19.43%	38.45%	(21.40)%	8.22%

Small Cap Index
Units	172,198	178,711	184,093	197,257	223,586
Unit value	$29.34	$27.68	$22.95	$16.82	$20.01
Net assets	$5,052,068	$4,946,519	$4,225,880	$3,317,287	$4,472,813
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.67%	0.38%	0.41%	0.01%	0.39%
Total return (c)	6.00%	20.58%	36.44%	(15.93)%	5.05%

Mid Cap Growth
Units	155,159	123,210	39,786	4,709
Unit value	$12.52	$11.39	$10.36	$7.72
Net assets	$1,942,329	$1,403,583	$412,140	$36,337
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.89%	9.97%	34.24%	(22.83)%

Mid Cap Growth II
Units	21,841	15,787	11,590	665
Unit value	$11.69	$10.64	$9.26	$6.82
Net assets	$255,275	$167,984	$107,276	$4,537
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.84%	14.96%	35.64%	(31.76)%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Mid Cap Value
Units	2,843
Unit value	$11.45
Net assets	$32,545
Ratio of expenses to net assets (a)	1.25%
Investment income ratio (b)	0.93%
Total return (c)	14.47%

Mid Cap Stock
Units	124,759	99,816	84,106	83,036	64,568
Unit value	$12.96	$11.27	$9.74	$7.46	$8.93
Net assets	$1,616,479	$1,125,256	$818,956	$619,143	$576,654
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.17%	0.00%	0.25%	0.30%	0.36%
Total return (c)	14.93%	15.78%	30.63%	(16.51)%	(10.72)%

Mid Cap Index
Units	118,541	104,923	72,368	37,557	16,752
Unit value	$14.39	$12.97	$11.35	$8.53	$10.11
Net assets	$1,706,134	$1,361,082	$821,238	$320,232	$169,512
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.50%	0.00%	1.75%	0.63%	0.86%
Total return (c)	10.95%	14.31%	33.13%	(15.71)%	1.13%

Partner International Stock
Units	241,199	202,191	12,973
Unit value	$16.75	$14.92	$13.06
Net assets	$4,041,231	$3,016,539	$169,462
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	1.05%	0.19%	0.00%
Total return (c)	12.30%	14.21%	30.63%

Partner All Cap
Units	44,203	32,398	18,175	180
Unit value	$10.46	$8.95	$7.97	$6.54
Net assets	$462,162	$289,841	$144,890	$1,174
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.43%	0.05%	0.24%	0.00%
Total return (c)	16.87%	12.22%	21.98%	(34.65)%

Large Cap Growth
Units	440,684	332,287	91,328	263
Unit value	$11.39	$10.78	$10.13	$7.86
Net assets	$5,018,646	$3,580,599	$925,471	$2,071
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.70%	0.31%	0.00%	0.00%
Total return (c)	5.69%	6.34%	28.87%	(21.37)%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Large Cap Growth II
Units	9,871	9,029	3,022	95
Unit value	$10.81	$10.22	$9.62	$7.94
Net assets	$106,710	$92,298	$29,082	$757
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.77%	0.00%	0.15%	0.63%
Total return (c)	5.75%	6.22%	21.23%	(20.61)%

Partner Growth Stock
Units	35,288	26,846	8,041	424
Unit value	$12.13	$11.55	$10.64	$8.22
Net assets	$427,908	$310,011	$85,513	$3,487
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.44%	0.00%	0.44%	2.91%
Total return (c)	5.01%	8.58%	29.42%	(17.82)%

Large Cap Value
Units	180,893	150,199	77,888
Unit value	$14.89	$14.09	$12.50
Net assets	$2,693,501	$2,116,004	$973,585
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	1.03%	0.00%	1.16%
Total return (c)	5.69%	12.71%	25.00%

Large Cap Stock
Units	706,548	678,797	611,084	480,009	370,167
Unit value	$9.25	$8.89	$8.30	$6.95	$9.04
Net assets	$6,532,948	$6,034,472	$5,070,386	$3,335,722	$3,360,780
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.90%	0.00%	0.59%	0.53%	0.48%
Total return (c)	4.01%	7.14%	19.85%	(23.46)%	(9.55)%

Large Cap Index
Units	418,834	449,402	458,589	492,389	581,825
Unit value	$23.55	$22.76	$20.85	$16.46	$21.43
Net assets	$9,861,033	$10,227,107	$9,558,755	$8,104,549	$12,466,776
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.56%	1.12%	1.38%	0.01%	0.97%
Total return (c)	3.46%	9.18%	26.62%	(23.18)%	(13.25)%

Real Estate Securities
Units	95,863	74,030	30,891
Unit value	$19.25	$17.21	$12.89
Net assets	$1,845,725	$1,274,323	$398,304
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	1.26%	0.00%	5.48%
Total return (c)	11.85%	33.50%	28.94%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Balanced
Units	489,512	522,961	522,693	559,242	613,289
Unit value	$20.46	$19.94	$18.68	$16.14	$18.01
Net assets	$10,015,330	$10,425,898	$9,762,334	$9,026,302	$11,045,198
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.50%	2.14%	3.08%	0.00%	3.05%
Total return (c)	2.63%	6.74%	15.72%	(10.38)%	(4.69)%

High Yield
Units	192,876	149,543	53,257	1,246
Unit value	$12.57	$12.23	$11.25	$8.90
Net assets	$2,424,103	$1,829,524	$599,005	$11,085
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	8.04%	8.16%	8.36%	7.75%
Total return (c)	2.73%	8.77%	26.41%	(0.85)%

High Yield II
Units	177,663	188,001	172,988	119,459	128,437
Unit value	$11.80	$11.54	$10.81	$8.73	$8.81
Net assets	$2,096,798	$2,168,636	$1,870,633	$1,042,631	$1,130,626
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	7.45%	6.85%	7.74%	8.81%	9.12%
Total return (c)	2.31%	6.67%	23.86%	(11.02)%	(0.14)%

Income
Units	234,309	178,768	71,119	3,540
Unit value	$11.57	$11.45	$11.07	$10.33
Net assets	$2,711,431	$2,047,616	$787,561	$36,583
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.68%	4.38%	4.34%	3.39%
Total return (c)	1.03%	3.43%	7.17%	3.33%

Bond Index
Units	170,927	172,906	190,196	195,429	179,192
Unit value	$16.37	$16.22	$15.81	$15.45	$14.26
Net assets	$2,797,285	$2,804,417	$3,006,149	$3,020,100	$2,556,354
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.23%	4.09%	4.25%	5.25%	6.08%
Total return (c)	0.90%	2.62%	2.30%	8.32%	7.11%

Limited Maturity Bond
Units	175,087	125,015	53,977	1,092
Unit value	$10.80	$10.73	$10.66	$10.33
Net assets	$1,890,719	$1,340,881	$575,353	$11,277
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.67%	2.86%	4.65%	1.98%
Total return (c)	0.68%	0.62%	3.18%	3.31%

Thrivent Variable Annuity Account II

Notes to Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Mortgage Securities
Units	42,014	43,598	26,139
Unit value	$10.45	$10.37	$10.10
Net assets	$439,026	$452,301	$263,996
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	4.37%	3.99%	2.13%
Total return (c)	0.72%	2.72%	1.00%

Money Market
Units	1,303,677	1,481,497	1,064,616
Unit value	$1.01	$0.99	$1.00
Net assets	$1,316,185	$1,472,462	$1,061,116
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	2.81%	0.96%	0.53%
Total return (c)	1.58%	(0.28)%	(0.33)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B: Financial Statements of Depositor. (*)

    Financial Statements of Thrivent Variable Annuity Account II (*)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (*)

4.	Variable Annuity Contract (2)

5.	Standard Application Form. (3)

6.	Articles of Incorporation and Bylaws (4)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Fund as of December 15, 2003 (4)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (*)

10.	Consent of Ernst & Young LLP. (*)

11.	Not Applicable.

12.	Not Applicable.

13.	(a) Power of Attorney for Richard E. Beumer, Dr. Addie J. Butler, Robert H. Hoffman, James M. Hushagen, F. Mark Kuhlmann, Timothy J. Lehman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Bruce J. Nicholson, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, Adrian M. Tocklin, Paul B. Zastrow, Thomas R. Zehnder, and Randall L. Boushek. (*)

(1)	Incorporated by reference from the initial registration statement of AAL Variable Annuity Account II, file no. 333-71853, filed on February 5, 1999.
(2)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of AAL Variable Annuity Account II, file no. 333-71853, filed on February 27, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of AAL Variable Annuity Account II, Registration No. 333-71853, filed on May 27, 1999.
(4)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454.
(*)	Filed herewith.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, Pennsylvania 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, Minnesota 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Edgewood, Washington 98402-4395	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, Missouri 63146	Director

Name and Principal Business Address	Positions and Offices with Depositor
Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, Minnesota 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, Maryland 21044	Director

Paul W. Middeke The Lutheran Church - Missouri Synod Worker Benefit Plans 1333 South Kirkwood Road St. Louis, Missouri 63121	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, Texas 78704	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714	Director

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, Massachusetts 01761	Director

Allan R. Spies 747 Detroit Street Denver, Colorado 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director

Rev. Thomas R. Zehnder PO Box 135 8435 West Pine Ridge Circle Baileys Harbor, Wisconsin 54202	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

Name and Principal Business Address	Positions and Offices with Depositor
David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Business Development

Russell W. Swansen	Senior Vice President, Chief Investment Officer

James A. Thomsen	Senior Vice President, Field Distribution

Marie A. Uhrich	Senior Vice President, Communications

Paul B. Zastrow	Vice President and Treasurer

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent for the Thrivent Mutual Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency, Inc.	Licensed life and health insurance agency	Minnesota

Generation Way, Inc.	Currently not engaged in any form of business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC	Limited liability company	Delaware

Item 27. Number of Contract Owners

As of March 31, 2006, there were approximately 2,169 qualified and non-qualified contract owners.

Item 28. Indemnification

Section 33 of Depositor’s Bylaws; Section E, subsection (viii) of Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)	Other activity. Thrivent Investment Mgt. is the principal underwriter for the Contract.

(b)	Management. The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Director and Senior Vice President

Randall L. Boushek	Director

Jennifer R. Relien	General Counsel and Secretary

James A. Thomsen	Director and Senior Vice President

Steven R. Wendt	Vice President and Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, Wisconsin 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Marnie Loomans-Thuecks	Vice President

Thomas C. Schinke	Vice President

Vernon L. Hanson	Vice President

Thomas M. Kopatz	Vice President

(c)	Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31. Services

Not Applicable.

Item 32. Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April 2006.

THRIVENT VARIABLE ANNUITY ACCOUNT II
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

By:	*
Bruce J. Nicholson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April 2006:

By:	Thrivent Financial for Lutherans
(Depositor)

By:	*
Bruce J. Nicholson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 20th day of April, 2006 by the following directors and officers of Depositor in the capacities indicated:

*	President and Chief Executive Officer
Bruce J. Nicholson	(Principal Executive Officer)

*	Senior Vice President
Randall L. Boushek	(Chief Financial Officer)

*	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A majority of the Board of Directors:*

Richard E. Beumer	Richard C. Lundell	Dr. Albert K. Siu
Dr. Addie J. Butler	John P. McDaniel	Allan R. Spies
Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin
James M. Hushagen	Frank H. Moeller	Rev. Thomas R. Zehnder
F. Mark Kuhlmann	Bruce J. Nicholson
Timothy J. Lehman	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland
James M. Odland Attorney-in-Fact

THRIVENT VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
3(b)	Principal Underwriting Agreement By and Between Depositor and Thrivent Investment Management Inc.

9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

13	Powers of Attorneys